UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	0-29185 (Commission File Number)	52-2088326 (IRS Employer Identification No.)

235 Tennant Avenue, #5, Morgan Hill, California 95037
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 487-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

From December 27, 2007, through February 29, 2008, Save the World Air, Inc. (the “Company”) conducted and concluded a private offering (the “Winter 2008 Offering”) of up to $1,000,000 aggregate face amount of its convertible notes (the “Winter 2008 Notes”) with 16 accredited investors. $521,400 aggregate face amount of the Winter 2008 Notes were sold for an aggregate purchase price of $474,000.  While the stated interest rate on the Winter 2008 Notes is 0%, the actual interest rate on the Winter 2008 Notes is 10%. The Winter 2008 Notes mature on the first anniversary of their date of issuance. The Winter 2008 Notes are convertible, at the option of the noteholder, into shares of common stock of the Company (the “Conversion Shares”) at an initial conversion price equal to the average of the closing bid price of the Company’s common stock for the five trading days preceding the closing dates of the Winter 2008 Offering (the “Conversion Price”). Up to 1,042,800 Conversion Shares are initially issuable at a Conversion Price of $0.50 per share.

Each of the investors in the Winter 2008 Offering received, for no additional consideration, a warrant (the “Winter 2008 Warrants”), entitling the holder to purchase a number of shares of the Company’s common stock equal to 50% of the number of shares of common stock into which the Winter 2008 Notes are convertible (the “Warrant Shares”). Each Winter 2008 Warrant is exercisable on a cash basis only at an initial price of $0.50 per share, and is exercisable immediately upon issuance and for a period of two (2) years from the date of issuance. Up to 521,400 Warrant Shares are initially issuable on exercise of the Winter 2008 Warrants.

The Company received $474,000 in proceeds in the Winter 2008 Offering. The proceeds of the Winter 2008 Offering will be used for general corporate purposes and working capital.

Item 3.02 Unregistered Sales of Equity Securities

Effective January 31, 2008, the Company issued on March 10, 2008, 7,421,896 restricted shares of its common stock (the “Shares”) to Morale Orchards, LLC (“Morale”) and Leodis C. Matthews, a professional law corporation, as assignee of Matthews & Partners, a law firm (“Leodis Matthews” or “Matthews”).  Of the 7,421,896 shares issued, 5,530,848 were issued to Morale, and 1,891,048 were issued to Matthews.  Morale is beneficially owned by, and is an affiliate of, Matthews.

The Company received consideration for issuance of the Shares in the form of cancellation of debt and other consideration described below, all in furtherance of that certain Modification and Satisfaction Agreement by and among the Company, Morale and Matthews, a copy of which is attached hereto as Exhibit 9.4.

The Company entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Morale, pursuant to which Morale purchased from the Company two (2) Convertible Promissory Notes, one dated December 5, 2006 (the “2006 Morale Note”), in the principal face amount of $612,500, and another, dated January 10, 2007 (the “2007 Morale Note”), also in the principal face amount of $612,500 (collectively, the “Morale Notes”), and two (2) warrants, one accompanying the 2006 Morale Note, and the other accompanying the 2007 Morale Note.  Each warrant provides Morale the right to purchase shares of common stock of the Company (each either the “2006 Warrant or 2007 Warrant, or collectively the Morale Warrants”).  The aggregate purchase price for the Morale Notes and Morale Warrants was $1,000,000, of which $500,000 was paid by Morale and received by the Company on or about December 5, 2006, and of which $500,000 was paid by Morale and received by the Company on or about January 10, 2007.

Each of the Morale Notes is convertible into shares of common stock of the Company.  The 2006 Morale Note is convertible at the rate of $0.85 per share into 720,588 shares of the Company’s common stock, and the 2007 Morale Note is convertible at the rate of $0.70 per share into 875,000 shares of the Company’s common stock.

The 2006 Morale Warrant is exercisable at $0.85 per share for 360,294 shares of the Company’s common stock, and the 2007 Morale Warrant is exercisable at $.70 per share for 437,500 shares of the Company’s common stock.

The Note Purchase Agreement provides, in pertinent part, that in the event the Company has not repaid each of the Morale Notes in full by the anniversary date of their issuances, the principal balances of each note shall be increased by ten percent (10%) and the Company shall pay interest at two and one-half percent (2½%) per month, compounded daily, for each month until each of the Morale Notes is paid in full.

The Morale Notes, as of January 31, 2008, were unpaid, and as of that date neither the Morale Notes nor the Morale Warrants were converted into shares of common stock of the Company.

Morale also has piggy-back registration rights pursuant to which Morale may require the Company to include the shares of the Company’s common stock issuable upon conversion of the Morale Notes and exercise of the Morale Warrants in certain future registration statements the Company may elect to file (the “Morale Registration Rights”).

The amount due and owing as of January 31, 2008, under the 2006 Morale Note is $689,827 (the “Unpaid 2006 Morale Note Debt”), and the amount due and owing as of January 31, 2008, under the 2007 Morale Note is $672,885 (the “Unpaid 2007 Morale Note Debt”).

Additionally, the Company borrowed the principal sum of $20,000 from Morale on October 30, 2007, at an interest rate of ten percent (10%) per annum (the “Additional Morale Note”).  Principal and accrued interest under the Additional Morale Note is due on demand, and no payments thereunder have been made by the Company.  The amount due and owing under the Additional Morale Note as of January 31, 2008, is $20,000 (the “Unpaid Additional Morale Note Debt”).

Morale is beneficially owned by Leodis Matthews, who, through his law firm, serves as outside legal counsel to the Company.  The Company is indebted to Matthews for unpaid legal fees and costs through January 31, 2008, in the aggregate amount of $472,762 (the “Matthews Law Firm Debt”).

In exchange for the Company’s issuance of the Shares to Morale and Matthews, Morale agreed to forgive and waive any and all accrued interest on the Morale Notes from and after January 31, 2008.  Morale further agreed to forgive and waive any and all accrued interest due on the Additional Morale Note from the date of its issuance, and, Matthews agreed to forgive any and all interest which may have accrued on the Matthews Law Firm Debt.

In further consideration for the issuance of the Shares, the 2006 Morale Note, the 2007 Morale Note, the Additional Morale Note, the Unpaid 2006 Morale Note Debt, the Unpaid 2007 Morale Note Debt, the Unpaid Additional Morale Note Debt and the Matthews Law Firm Debt, were all cancelled and deemed satisfied in full and of no further force or effect, effective January 31, 2008.  Further, the Morale Registration Rights were cancelled, but the Morale Warrants remain in full force and effect.

The Shares were issued without registration in reliance on the private offering exemption set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (“SEC”) and other applicable rules and regulations of the SEC and/or upon such other exemption from the registration requirements of the Securities Act as may be available.

Additionally, on March 10, 2008, the Company issued a total of 442,820 restricted shares (the “Note Shares”) of its common stock in furtherance of certain note conversions, relating to the Company’s private offering of convertible notes (the “Notes”) conducted November 14, 2007, through December 17, 2007, as previously reported in the Company’s Form 8-K, filed December 20, 2007.  The Notes were converted into restricted shares of common stock of the Company at a conversion price of $0.39 per share.  The Notes Shares were issued without registration in reliance on the private offering exemption set forth in Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (“SEC”) and other applicable rules and regulations of the SEC and/or upon such other exemption from the registration requirements of the Securities Act as may be available.

Also, on March 10, 2008, the Company issued a total of 17,838 restricted shares of its common stock (the “Consulting Shares”) to three individuals performing consulting services for and on behalf of the Company.  The Consulting Shares were issued without registration in reliance on the private offering exemption set forth in Section 4(2) of the Securities Act, Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (“SEC”) and other applicable rules and regulations of the SEC and/or upon such other exemption from the registration requirements of the Securities Act as may be available.

Item 9.01 Financial Statements and Exhibits

9.1	Form of Winter 2008 Note Purchase Agreement

9.2	Form of Winter 2008 Notes

9.3	Form of Winter 2008 Warrants

9.4	Modification and Satisfaction Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2008	SAVE THE WORLD AIR, INC.
	By:	/s/ Charles R. Blum
Charles R. Blum
President and Chief Executive Officer

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